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Exhibit 99.1

          $400 Million Notes Offering

            – $200 Million Senior Notes Due 2009

            – $200 Million Senior Subordinated Notes Due 2011

Offering Summary

Issuer:	Schuler Homes, Inc.
Terms:	$400 million High Yield Notes to be placed pursuant to Rule 144A
• $200 million Senior Unsecured Notes due 2009
– non-callable for four years
– 35% Equity Clawback for first three years
• $200 million Senior Subordinated Notes due 2011
– non-callable for five years
– 35% Equity Clawback for first three years
Guarantees:	All wholly-owned subsidiaries
Uses of Proceeds:	To repay outstanding indebtedness

Management Presenters

James K. Schuler Co-Chairman, President, Chief Executive Officer
Craig Manchester Executive Vice President, Chief Operating Officer	Thomas Connelly Senior Vice President, Chief Financial Officer

Schuler Homes Overview

SECTION 1

Schuler Highlights

  •
  Leading homebuilder in high growth markets
  — top five builder in all of our major markets

  •
  Conservative operating model
  — highly disciplined approach to land acquisition and management

  •
  History of prudent financial leverage
  — proven track record of managing through economic cycles

  •
  Industry-leading EBITDA margins
  — focused on profitability

  •
  Deep and experienced management team with significant equity ownership
  — owns over 25% of common stock of Schuler Homes

Market Position

Rank	Company	LTM EBITDA Margin (%)	Rank	Company	Total Debt/ LTM EBITDA (x)	Rank	Company	LTM EBITDA ($mm)
1	Standard Pacific	16.8	1	NVR	0.6	1	Pulte/Del Webb	644.3

2	Schuler	16.5	2	MDC Holdings	1.1	2	Lennar	581.6

3	Toll Brothers	16.3	3	Standard Pacific	2.0	3	Centex	544.2
4	MDC Holdings	14.2	4	Ryland	2.1	4	D.R. Horton	447.3
5	NVR	13.8	5	Meritage	2.1	5	KB Home	381.2
6	Meritage	13.1	6	Lennar	2.2	6	NVR	323.7

7	D. R. Horton	11.6	7	Schuler	2.3	7	Toll Brothers	317.1

8	Lennar	11.2	8	M/I Schottenstein	2.3	8	MDC Holdings	258.8
9	Pulte/Del Webb	10.9	9	Beazer Homes	2.5	9	Standard Pacific	231.6

10	M/I Schottenstein	10.0	10	Centex	2.7	10	Schuler	220.9

11	KB Home	9.6	11	KB Home	3.0	11	Ryland	214.8
12	Hovnanian	9.2	12	Toll Brothers	3.1	12	Beazer Homes	134.5
13	Ryland	8.9	13	Pulte/Del Webb	3.3	13	Hovnanian	107.7
14	Centex	8.5	14	D. R. Horton	3.6	14	M/I Schottenstein	93.9
15	Beazer Homes	8.3	15	Hovnanian	4.8	15	Meritage	93.0

Notes: Schuler statistics are pro forma for acquisition of Western Pacific; Meritage statistics are pro forma for acquisition of Hancock

Schuler Homes clearly ranks among
the top tier national and regional builders

High Growth Markets

	% of Total Revenues for FYE 3/31/01	Lots Under Control as of 3/31/01

Northern California	30	8,600
Southern California	33	8,200
Colorado	21	7,400
Washington	7	1,100
Hawaii[1]	6	1,400
Arizona	0	1,600
Oregon	3	300

Total	100	28,600

Note:
1 Excludes approximately 1,000 lots held for future development or possible disposition

Leading positions in top Western US homebuilding markets

Growth and Acquisition Integration

Total Homebuilding Revenue

	1992	1993	1994	1995	1996	1997	1998	1999	2000	FYE 2001
Schuler Closings	579	994	1,143	635	512	1,427	1,827	2,643	2,956	4,897
Western Pacific Closings			155	323	424	669	1,397	1,636	1,811

Note: 1992 through 2000 results conform to a 12/31 year-end for the purposes of this table

Proven track record of conservative growth

Decentralized Management Structure

Schuler Homes, Inc.

Local management understands unique market dynamics

Operating Strategy

    Growth — focus expansion in existing markets

    Land — low risk management strategies

    Management — retain and cultivate strong team

Focus on profitability and returns before unit growth

Expand Existing Markets

Critical elements to in-market growth

  •
  Land opportunities
  — room to grow in existing markets

  •
  Strong local management
  — capacity to manage expansion

  •
  Sufficient financial resources
  — capital to fund expansion

  •
  Attractive long-term economic and demographic fundamentals

Land Acquisition Strategies

  •
  Strict investment criteria; only purchase entitled property

  •
  All land acquisitions require corporate review and executive management approval

  •
  Creative acquisition strategies, including entitlement efforts while land is under option

  •
  Use of option contracts to: control entitlement land, reduce leverage, reduce carrying costs

  •
  Decentralized operations provide the ability to leverage our strong local expertise with the support of a strong balance sheet

  •
  29,600 lots under control
  — 53% optioned, 47% owned

Merger Integration Completed

  •
  Executive management has been working together since the merger announcement in September 2000

  •
  Integration facilitated by common practices, philosophies and cultures

  •
  All operating managers have been reporting to Jim Schuler and Craig Manchester since September 2000

  •
  All divisions integrated into weekly and monthly reporting systems

  •
  Full integration of corporate administrative functions

Seasoned Executive Management Team

Name	Title	Age	Years with Schuler[1]	Years in Homebuilding
James K. Schuler	Co-Chairman, President, Chief Executive Officer	62	28	40
Eugene S. Rosenfeld	Co-Chairman	67	8	33
Craig A. Manchester	Executive Vice President, Chief Operating Officer	33	7	13
Thomas Connelly	Senior Vice President, Chief Financial Officer	52	4	18
Evan Knapp	Senior Vice President, Head of California Operations	38	8	15
Douglas M. Tonokawa	Vice President of Finance, Chief Accounting Officer	42	9	14

Note:
1 Includes Schuler predecessors

Market Overview

SECTION 2

California Market

Division	% of California Revenues	President	Years of Experience

Head of California Operations		Evan Knapp	15
North Bay / Sacramento	20.5	Mark Downie	19
East Bay	12.5	Michael McKissick	22
South Bay / San Francisco	14.5	Ed Galigher	16
LA / Ventura	17.1	John Stanek	17
OC / Inland Empire	12.0	Chris Chambers	22
San Diego	23.4	Lance Waite	13

  •
  California is the 3rd largest single-family housing market in the US, with starts expected to grow at a CAGR of 5.4% from 2001 through 2005

  •
  To meet demand, California homebuilders would have to construct over 200,000 housing units each year through 2020. In 2000, new single-family home production was 102,732

  •
  Among the top five builders in California with combined pro forma revenues of $885 million for the year ended March 31, 2001 and 2,579 closings1

  •
  Total of 16,800 lots controlled with 29.5% owned and 70.5% under option in California1

Note:
1 Includes JV's

Schuler's California Homes

Colorado Market

Division	President	Years of Experience

Colorado	David Oyler	27

  •
  Second largest builder of single-family homes in Colorado with revenues of $288 million for the year ended March 31, 2001 and 1,396 closings1

  •
  47 years in the market (acquired 1997)

  •
  Job growth is expected to grow at a CAGR of 2.1% from 2001 through 2005

  •
  Colorado is the 11th largest single-family housing market in the US

Note:
1 Includes JV's

Schuler's Colorado Homes

Northwest Market

Division	President	Years of Experience

Washington / Oregon	Matt Farris	9

  •
  Schuler/Stafford is the 4th largest builder in Washington

  •
  Schuler is the 3rd largest builder in Oregon

  •
  Single family housing starts in Washington and Oregon combined are expected to grow at a CAGR of 1.3% from 2001 through 2005

  •
  Revenues for the year ended March 31, 2001 of $135 million and 577 closings in the Northwest1

Note:
1 Includes JV's

Schuler's Northwest Homes

Arizona Market

Division	President	Years of Experience

Arizona	Rob Cross	12

  •
  Arizona is the 6th largest single-family housing market in the US

  •
  Single-family housing permits in Phoenix are expected to exceed 31,000 in 2001

  •
  Start-up business with 1,600 building sites controlled as of March 31, 20011

Note:
1 Includes JV's

Schuler's Arizona Homes

Hawaii Market

Division	President	Years of Experience

Hawaii	Michael Jones	18
  •
  Schuler is the 2nd largest homebuilder in Hawaii with $90 million in revenue for the year ended March 31, 2001 and 344 closings1

  •
  28 years in the market

  •
  Single-family housing starts are expected to grow at a CAGR of 9.0% from 2001 through 2005

  •
  Limited lot supply and difficult zoning process will accelerate housing recovery and serve as a barrier to new competition

Note:
1 Includes JV's

Schuler's Hawaii Homes

Financial Overview

SECTION 3

Consistent Performance

Year Ending March 31

Total Homebuilding Revenue

(US$mm)
1,500
1,000
500
0
747
1,107
1,342
1999
2000
2001

Total Home Closings

(US$mm)
6,000
4,000
2,000
0
3,605
4,609
4,897
1999
2000
2001

Total EBITDA

(US$mm)
250
200
150
100
50
0
104
160
221

Sales Backlog

(US$mm)
500
400
300
200
100
0
292
389
456

Sources and Uses—March 31, 2001

($mm)

Sources		Uses

New Senior Unsecured Notes due 2009	200.0	Refinance Senior Credit Facilities	251.9
New Senior Subordinated Notes due 2011	200.0	Repay Subordinated Notes Payable	32.0
		Repay Other Debt	40.9
		Repay 6 1/2% Convertible Subordinated Notes due 2003	57.5
		Working Capital	6.1
		Fees and Expenses	11.6

Total Sources	400.0	Total Uses	400.0

Capitalization Breakdown

Total Capitalization

  •
  New Senior Unsecured Revolving Credit Facility being documented

  •
  Received $225 million commitment

Capitalization—March 31, 2001

($mm)	Actual	Pro Forma	Multiple of PF LTM EBITDA of $221 million	PF % of Book Capitalization

Existing Senior Credit Facilities	252	—
New Senior Credit Facilities	—	—

Total Senior Bank Debt	252	—	0.0x	0.0%

9% Sr Notes due 2008	99	99
New Sr Notes due 2009	—	200

Total Senior Notes	99	299	1.4x	33.0%

New Sr Sub Notes due 2011	—	200
6 1/2% Cnvt. Sub Notes due 2003	58	—
Subordinated Notes Payable	32	—
Other Debt	54	13

Total Sr. Sub Notes and Other Debt	144	213	1.0x	23.5%

TOTAL DEBT	494	512	2.3x	56.5%

Total Stockholders' Equity	395	395		43.5%

BOOK CAPITALIZATION	889	907

Conservative Pro Forma Credit Profile

($mm)	PF FYE 3/31/01

Revenue	1,341.5
EBITDA	220.9
Interest Incurred	58.7
Total Debt	512.0
Total Equity	394.6

EBITDA / Interest Incurred (x)	3.8
Total Debt / EBITDA (x)	2.3
Total Debt / Book Capitalization (%)	56.5

Bank Commitments	225
Total Liquidity[1]	266

Note:
1 Bank availability + cash

Senior Unsecured Revolving Credit Facility

Issuer:	Schuler Homes, Inc
Amount:	$225 million (with an expansion to $400 million)
Maturity:	June 2004
Required Amortization:	None
Pricing:	Based on leverage grid: 175 to 250 bps over LIBOR
Initial Rate:	200 bps over LIBOR
Ranking:	Senior unsecured
Security:	None
Financial Covenants:	Usual and customary
Lead Arrangers:	Bank of America, Fleet
Administrative Agent:	First Hawaiian Bank

Schuler Highlights

SECTION 4

Schuler Highlights

  •
  Leading homebuilder in high growth markets
  — top 5 builder in all of our major markets

  •
  Conservative operating model
  — highly disciplined approach to land acquisition and management

  •
  Prudent financial leverage
  — proven track record of managing through economic cycles

  •
  Industry-leading EBITDA margins
  — focused on profitability

  •
  Deep and experienced management team with significant equity ownership
  — owns over 25% of common stock of Schuler Homes

QuickLinks

  Exhibit 99.1